SEAPORT GLOBAL ENERGY & INDUSTRIALS CONFERENCE AUGUST 28, 2018

DISCLAIMER

This presentation includes "forward looking statements" (within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995), including but not limited to those regarding the proposed acquisitions by Infrastructure and Energy Alternatives, Inc. (the "Company" or "IEA") of Consolidated Construction Solutions I LLC and Subsidiaries dba Saiia Construction ("Saiia") and The ACC Companies (together "ACC") (the "Acquisition"). Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements with respect to projections, revenues, earnings, performance, strategies, prospects and other aspects of the businesses of the Company are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the ability of the parties to consummate the Acquisition in a timely manner or at all; (2) satisfaction of the conditions precedent to consummation of the Acquisition, including the ability to secure required consents and regulatory approvals in a timely manner or at all; (3) the reduction in value of production tax credits and investment tax credits due to the enactment of the Tax Cuts and Jobs Act in December 2017; (4) the adverse effect on our business and financial condition if we fail to comply with the regulations of The Occupational Safety and Health Act of 1970, as amended, and other state and local agencies that oversee transportation and safety compliance; (5) substantial liabilities that could result from physical hazards; (6) the inability to operate efficiently if we are unable to attract and retain qualified managers and skilled employees; (7) an inability to realize financial and strategic goals from acquisition and investment activity; (8) significant changes in tax and other economic incentives and political and governmental policies which could materially and adversely affect the U.S. wind and solar industries; and (9) other risks and uncertainties indicated in the Company's Securities and Exchange Commission (the "SEC") filings. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

This presentation includes information based on independent industry publications and other sources. You should not construe the contents of this presentation as legal, accounting, business or tax advice, and you should consult your own professional advisors as to the legal, accounting, business, tax, financial or other matters contained herein.

The estimates, forecasts and projections contained herein involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. Investors are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with GAAP. For a listing of risks and other factors that could impact the combined company's ability to attain its projected results, please refer to the "forward-looking statements" above and the "Risk Factors" section of the Proxy Statement.

This presentation includes projections that are forward-looking and based on growth assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond IEA's control. While all projections are necessarily speculative, IEA believes that projections relating to periods beyond 12 months from their date of preparation carry increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially different than those contained in the projections.

This presentation includes non-GAAP financial measures. Definitions of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included on page 19 of this presentation. IEA believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to IEA's financial condition and results of operations. These non-GAAP financial measures may exclude items that are significant in understanding and assessing financial results. Therefore, these financial measures should not be considered in isolation or as an alternative to net income or other measures of profitability or performance under GAAP. As these are non-GAAP measures, we urge you to review IEA's audited financial statements, which have been filed with the SEC.

2

IEA COMPANY OVERVIEW

- **IEA is a leading infrastructure construction company** with specialized energy and heavy civil expertise
- **Tier 1 provider of U.S. wind energy construction**; estimated 30% market share
  - **200+** utility-scale wind and solar projects completed
  - **7,350+** wind turbines erected representing >14 Gigawatts of generation capacity
- **Growing presence** in utility-scale solar
  - **>700 Megawatts** of solar power installed
- **70+ years of experience** in civil, petrochemical, and industrial power
- **#1 estimated market share** U.S. wind energy construction[1]

IEA

Renewable Energy	Civil & Infrastructure	Power & Industrial
		

IEA's national talent pool is capable of performing a wide range of heavy civil construction and engineering services across end markets.

Select Services & Capabilities


Project & Site Development


Excavation / Site Preparation


Bridges, Roadways, Tunnels, & Shafts


Turbine Assembly & Erection


Structural Steel Erection


Underground Cabling

Revenue Breakdown [2]


Civil/Other
6%
Solar
6%
Wind
88%

Key Customers

e·on, EDF renewable energy, enel, NEXTera ENERGY

30%	**14GW**	**700MW**	**12 of the 16**	**97%**
Wind Energy Market Share[1]	of Wind Power Installed	of Solar Power Installed	Largest Wind Energy Developers Served	of All Major Projects Completed with a Positive Margin[3]

(1) IEA management estimate for FY2017, based upon industry and customer data available to IEA management.
(2) Represents IEA management estimate for 2018E.
(3) Performance for all projects that had revenue for the period FY2012 – May 2017.

3

INVESTMENT HIGHLIGHTS 1 Highly Specialized EPC Platform with Diversified Service Offerings  2 Established Base of Diversified Blue‐Chip, Investment‐Grade Customers and OEMs 3 Coverage Area and Specialized Capabilities Provide Significant Barriers to Entry 4 Industry Tailwinds with Diverse and Growing End Markets 5 Proven Management Team with Extensive Industry Knowledge and #1 Safety Record 6 Strong Free Cash Flow that Supports Investment in Organic Growth and M&A 7 High Revenue Visibility with a Strong Backlog totaling $1 Billion as of June 30, 2018 4

MULTIPLE LEVERS TO DRIVE GROWTH

Multiple Growth Opportunities for IEA Beyond Executing ~$1.0B in Backlog

Organic Growth

Opportunities to grow presence across attractive markets with long-term growth potential

External Growth

Robust platform for M&A growth

Expand Self-Perform Capabilities

- Increase medium and high voltage electrical self-perform capabilities
- Potential for 300+ bps Adjusted EBITDA margin increase[1] over the medium- term
- Initial self-perform projects have commenced in 2018
  - $10 million incremental EBITDA projected for 2019[1]

Build Solar Presence

- Large addressable market with secular growth drivers through at least 2050[2]
- Cross-selling opportunity with existing wind customer base
- Ability to capture incremental share of the expanding utility-scale solar construction market
- Solar PV installed capacity expected to grow at ~10% CAGR from 2017 – 2020[2]

Grow Foothold in Civil, Industrial, & Power

- Leverage 70+ years of experience across petrochemical, pharmaceutical, and other heavy industrial facilities
- Positive tailwinds exist for traditional U.S. civil and industrial markets
  - The Fast Act and IDOT and INDOT budgets provide for billions of dollars of funding for civil / infrastructure projects
- IEA maintains a distinctive resume and excellent reputation across these diverse markets

Mergers & Acquisitions

- Active pursuit of highly strategic and actionable targets
- Potential to increase project diversification through work with conventional power, downstream oil and gas-related, and other industrial customers
- Accelerate share of currently outsourced high voltage scope, including T-line interconnect

(1) IEA management estimates, based upon industry and customer data available to IEA management. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenue.
(2) Source: U.S. Energy Information Administration (January 2018).

5

STRONG M&A PIPELINE IN PLACE TO ACCELERATE GROWTH

- Active list comprised of numerous highly strategic and actionable targets
- Landscape of small tuck-in acquisitions and larger "merger" opportunities
- Limited, scaled competitors capable of making acquisitions
- Well-regarded culturally and broadly viewed as an acquirer of choice
- Capital structure flexibility and growing free cash flow provide ample firepower to pursue acquisition candidates
- Operational platform in place to support and successfully integrate opportunities

M&A FOCUS SECTORS

- Utility-Scale Solar Development & Storage
- Electrical Self-Perform
- Industrial / Mechanical

ILLUSTRATIVE ACQUISITION PIPELINE(1)

Target	Industry Focus				Geography	Estimated Revenue ($M)	Existing IEA Relationship
	High Voltage	Electrical Self-Perform	Solar	Industrial / Mechanical			
A	✓				East	$125	✓
B			✓	✓	East	$250	✓
C		✓			National	$125	✓
D	✓				East / West	$100	✓
E			✓		East	$200	✓
F	✓	✓	✓		Midwest	$80	✓
G				✓	Midwest	$300	✓

(1) Select opportunities from a list of 30+ tracked targets. There can be no assurance that any future acquisitions will be completed, or if they are completed, that the combined company will realize the expected benefits from such future acquisitions.

6

ACQUISITION OF SAIIA & THE ACC COMPANIES

The Acquisition

- Cash transaction with approximate purchase price of $145M (4.3X mid-point of 2018 Adj. EBITDA), subject to customary closing conditions
- Funded through fully committed line of credit and term loan facility
- Expected to contribute $285M-$300M of revenue, $32M-$36M in Adj. EBITDA; $265M in backlog as of June 30, 2018

Saiia Division at a Glance

- Provides environmental remediation and industrial maintenance in the power generation, mining and mineral, and pulp and paper end-markets
- Specializes in site development, environmental site closure, and outsourced services for contract mining and coal ash management
- Blue-chip customers, including large-scale utilities
- Revenue generally contracted through 3 -5 year exclusive reoccurring contracts or project work

ACC Division at a Glance

- Provides heavy and light civil infrastructure services for both public and private projects
- Market leader in high-altitude road & bridge construction, complex bridge rehabilitation, and specialty paving
- Self-performs a majority of projects, operating as general contractor, joint venture partner and/or subcontractor
- Proprietary equipment for specialty applications
- National footprint

Civil Infrastructure



Mining



Industrial



Offers a well-balanced suite of diversified heavy industrial services.

Select Services & Capabilities



High Friction Surface Treatment (HFST)



Polyester Polymer Concrete (PPC)



Methacrylate



High-Altitude / Complex Bridge



Recreational Facilities



Site Preparation



Waste Handling



Overburden Removal



Transportation Services

7

STRATEGIC RATIONALE FOR ACQUISITION • Facilitates capture of greater portion of heavy and light civil infrastructure market • Provides entry into the environmental remediation market, which is a natural extension for IEA  services with existing utility customers • Facilitates capture of a greater portion of energy industry spend and offers cross‐selling  Revenue Diversification Post‐Combination opportunities • Opportunity to expand ACC’s services to IEA customers and vice versa • Opportunities to further leverage existing equipment fleet Mining  3% Pulp & Paper Solar 4% • Well‐respected, experienced management teams 2% Power & Energy • Strong cultural fit with IEA (entrepreneurial, safety‐focused, preferred employer, dedication to  7% quality and customer service) Wind • Strong financial profile complements IEA Transportation 21% 63% • Saiia generally works under 3‐5 year contracts, which provide predictable results • Saiia & ACC expected to provide accretive margins • Further expands IEA footprint into the less‐seasonal Southeast, West & Southwest U.S. markets 1 2 3 4 5 Expansion of site  Enhanced financial  Expansion of heavy and  Entry into  development, closures,  support to take  Expansion of geographic  light civil infrastructure environmental  maintenance, and other  advantage of new  footprint remediation market outsourced services industrial and  environmental  opportunities 8

EXPANSIVE NATIONAL COVERAGE • IEA’s “double‐breasted” (union & non‐ union) workforce enables the company to  work anywhere in the U.S. • Scalable workforce with 2,000+  peak employees • Strategic locations for headquarters and  equipment distribution to all projects  across the U.S. • National Wind Agreement in place that  essentially serves as a Project Labor  Agreement for wind turbine construction  projects nationwide IEA/Saiia/The ACC Companies Headquarters Existing IEA combined with Saiia and The ACC Companies IEA Only Footprint – States that do not overlap with Saiia and The ACC Companies Saiia and The ACC Companies – States now covered with combined footprint 9

ESTABLISHED BASE OF DIVERSIFIED, BLUE-CHIP CUSTOMERS Existing Relationships Additional  Long‐Term,  Blue‐Chip Customer Relationships Tier 1 Renewable Energy Developers Tier 1 Utility & Industrial Major State & Municipal Tenure Tenure Tenure 11 years 38 years 15 years 9 years 42 years 8 years 18 years 31 years 4 years 18 years 38 years 12 years 15 years 8 years 4 years 20 years 3 years 15 years 2 years 6 years 20 years 38 years 10 years 9 years 9 years 2 years 18 years 5 years 15 years 38 years 11 years  Completed wind projects with 12 of the top 16   Saiia provides their services to over 40   ACC provides their services to over 90  U.S. developers / owners  different customers across the Southeastern  different customers across the U.S. U.S.  A majority of IEA customers also build utility‐scale  solar projects and are in active discussions with  IEA for solar projects The IEA platform has a highly diverse customer base including long‐standing relationships with states,  municipalities, and private blue‐chip customers creating a stable, recurring revenue base. 10

RENEWABLE ENERGY MARKET OVERVIEW

- Renewable energy is reshaping the power industry with wind and solar installed capacity projected to grow substantially as projects are fast tracked to take advantage of the Production Tax Credit (the "PTC") and the Investment Tax Credit (the "ITC")
- According to the EIA, the demand for incremental wind power capacity will double by 2023 and that demand for utility-scale solar capacity will grow by nearly 400% over the next 15 years[1]

Factors Driving Increased Demand in Renewable Energy in the U.S.

✓ Increased demand for renewable energy from corporations and consumers



U.S. Annual Power Capacity Additions(2)
Power Capacity Additions (MW)
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
30.7% Wind & Solar CAGR
16,532
20,699
20,965
30,698
26,716
2013
2014
2015
2016
2017
Wind
Solar
Natural Gas
Other

✓ Broad upgrades to existing transmission infrastructure



Wind Installed Capacity(3)
U.S. Installed Capacity (GW)
150.0
125.0
100.0
75.0
50.0
25.0
0.0
11.6% CAGR
83.2
93.2
103.4
115.7
2017
2018
2019
2020
Wind Capacity

✓ Increased proliferation of smart grid technology and improved equipment maintenance and reliability



Solar PV Installed Capacity(4)
U.S. Installed Capacity (GW)
80.0
60.0
40.0
20.0
0.0
9.6% CAGR
44.1
49.0
53.1
58.0
2017
2018
2019
2020
Solar Capacity

(1) Source: American Wind Energy Association (AWEA) 2017 Year End Report.
(2) Source: Energy Infrastructure Administration Annual Energy Outlook 2017.
(3) Source: MAKE Consulting (May 2017).
(4) Source: U.S. Energy Information Administration (January 2017).

11

LEADER IN RENEWABLE ENERGY EPC INDUSTRY

Market Overview

- IEA is one of only three Tier I providers for wind construction and is shortlisted on major targeted projects
- IEA believes reliability is more important to customers than price
- Owners and project financiers limit acceptable EPCs
- Consolidated market share with few EPCs of scale
  - Significant competitive barriers limit new market entrants
- Labor constrained market
  - IEA employs 14 project crews; estimates only 50 qualified crews in the U.S.[1]

Self-Perform is Critical

- Construction is ~20%-25% of total cost, but is largest risk to the entire project
  - Owners demand self-performing services and experienced contractors
- Self-perform capabilities allow IEA to retain margin, while better controlling safety and scheduling of projects
  - Turbine erection
  - Service road design and installation
  - Concrete and foundation
  - Electrical (high voltage being implemented)
  - Mechanical

Competitive EPC Landscape

Competitor	Tier I Provider	Double-Breasted[2]	Engineering Management	Self-Perform Electrical	Solar Capabilities	2017 Wind Installation[4]
IEA	✓	✓	✓	✓[3]	✓	1,617 MW
Blattner Energy	✓	✓		✓	✓	1,500 MW
Mortenson	✓	✓		✓	✓	600 MW
res			✓	✓	✓	1,100 MW
Wanzek				✓		500 MW

(1) Source: IEA management estimate.
(2) "Double-breasted" workforce is defined as capability to offer union and non-union labor forces.
(3) Executing strategy to self-perform high-voltage electrical work.
(4) Source: IEA management estimates and MAKE Consulting (May 2017).

12

U.S. CONSTRUCTION MARKET OVERVIEW

U.S. Construction Put-in-Place 2018E: $1,300B



Water, Sewage & Waste 2%
Recreation 2%
Transport & Road 7%
Power 8%
Residential 43%
Nonresidential 39%

Transport & Road $138.2B	Power $99.2B	Water, Sewage, & Waste $31.6B	Recreation $25.1B

($Billions)



CAGR: 2.8%
$138
$144
$149
$154
$158
18E
19E
20E
21E
22E

- Includes highway & street, airports & runways, transportation terminals, railroads, docks, and ports



CAGR: 2.9%
$99
$101
$105
$110
$115
18E
19E
20E
21E
22E

- Consists of power generation (Renewable, Nuclear, Thermal) as well as distribution networks
- Renewable power generation is the largest new power generation investment category



CAGR: 3.5%
$32
$32
$33
$34
$36
18E
19E
20E
21E
22E

- Consists of waster water treatment facilities, sewage and drainage systems, pump stations, wells, and tanks / water towers



CAGR: 3.4%
$25
$26
$27
$28
$29
18E
19E
20E
21E
22E

- Includes sport fields, gymnasiums, arenas, stadiums, theme parks, fitness centers, social centers, theaters, etc.

Aging Infrastructure & Deferred Maintenance Spend is No Longer Discretionary & Significant Driver of Near & Long Term Construction Demand

Bridges



9% of the nation's ~615K bridges are structurally **deficient**

$123B Backlog of bridge rehabilitation needs

Roads / Highways



21% of the nation's highways had poor pavement condition in 2015

$713B Backlog of highway capital needs

2015 Fast Act



Transportation spending by **2020**

$305B

2016 Pipes Act



Pipeline and Hazardous materials safety spending by **2020**

$608B

Source: American Society of Civil Engineers, U.S. DOT and FMI.

13

2018 FINANCIAL GUIDANCE(1) IEA Guidance with IEA Combined with IEA Guidance without Saiia and  Saiia and The ACC  Full Year Saiia and The  The ACC Companies Companies(3) ACC Companies Revenues $685M to $730M $740M to $795M $970M to $1,030M Adjusted EBITDA(2) $64M to $70M $69M to $77M $96M to $106M Adjusted Free Cash Flow(2) $40M to $45M ‐‐ ‐‐ The 2018 financial guidance represents: • Organic revenue growth in the range of 51% to 61%, compared to 2017 • Organic adjusted EBITDA growth of 22% to 33%, compared to 2017 (1) As of August 9, 2018. (2) See slide 15 for definition of adjusted free cash flow and slide 19 for definition of adjusted EBITDA. (3) Assumes acquisition of Saiia and The ACC Companies closes late Q3 2018.   14

FINANCIAL PERFORMANCE CONTINUES TO GAIN MOMENTUM

Financial Summary ($ in millions)

- Total new wind construction declined from 8.7 GW in 2016 to 7.3 GW in 2017
  - Build-up in 2016 due to PTC extension uncertainty; slow-down in 2017 due to uncertainty over the 2017 Tax Act
  - Projected 8.4 GW of new wind capacity in 2018E and to continue to grow to 11.0 GW in 2019E and 13.0 GW in 2020E[2]
- Current visibility is the strongest in Company's history
- As of June 30, 2018 IEA had a current backlog of $428 million, or backlog expected to convert to revenue this year, for the remainder of 2018, or 86% of the remaining forecasted revenue for the year

BACKLOG BRIDGE[4] ($ in millions)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$581
$428
$561
$449
$84
$1,226
$961
2018
2019
2020
Total

2018 Combined Full Year Revenue[1]



$1,200
$1,000
$800
$600
$400
$200
$0
$879
$603
$735
$454
$1,000
$708
'16
'17
18E

2018 Combined Full Year Adjusted EBITDA[3]



$120
$100
$80
$60
$40
$20
$0
$90
$64
$82
$53
$101
$67
2016
2017
2018E

Adjusted Free Cash Flow[5]



$60
$50
$40
$30
$20
$10
$0
$52
$44
$43
100%
80%
60%
40%
20%
0%
2016
2017
2018E

(1) Included in 2018 is the projected midpoint of Saiia/The ACC Companies revenue of $292.5M ($285M to $300M range) in addition to IEA's current midpoint guidance of $707.5M.
(2) Source: American Wind Energy Association (Jan. 2018).
(3) Included in 2018 is the projected midpoint of Saiia/The ACC Companies Adjusted EBITDA of $34M ($32M to $36M range) combined with IEA's current midpoint guidance of $67M.
(4) Blue bars represent IEA's current backlog/revenue and green bars represent additional pro forma backlog/revenue from Saiia/The ACC Companies acquisition as of June 2018.
(5) Adjusted free cash flow is defined as adjusted EBITDA less taxes, interest, capital expenditures and capital lease payments.

15

APPENDIX

SPAC TRANSACTION OVERVIEW  On March 26, 2018 (“Closing Date”) the Company completed its merger with M III Acquisition Corp.  The Company entered into a new credit facility which provides for aggregate revolving borrowings of up to $50 million and a $50  million (plus, subject to certain conditions, an additional $25 million accordion capacity) delayed‐draw term loan facility, each  maturing in March 2021. Equity Highlights Post‐Transaction Ownership • 21.6 million shares outstanding at Closing Date At Close Fully Distributed(1) • Up to 9.0 million shares of common stock issuable as earn‐out based  upon 2018 EBITDA target and or/2019 EBITDA target • 3.4 million shares of preferred stock convertible into common stock after  32.7% third anniversary of the Closing Date 48.3% 51.7% 67.3% • Approximately 16.9 million warrants outstanding, exercisable for  approximately 8.4 million shares of common stock at a price of $11.50 Stockholders prior to business combination Oaktree and Management  (1) Assumes common shares outstanding, plus the 9.0 million of earnout shares and the conversion of  preferred stock, with assumed conversion of $10 per common share for 3.4 million shares of common  stock.  Warrants were excluded as they are not currently in the money. 17

STRONG MANAGEMENT TEAM COMMITTED TO CLIENT RELATIONSHIPS

IEA Platform Leadership



JP Roehm
CEO, IEA
20+ years experience



Andrew Layman
CFO, IEA
25+ years experience

Business Unit Presidents



Chris Hanson
Wind / Solar President
25+ years experience



Brian Hummer
Civil & Environmental President
20+ years experience



Mike Stefanik
Power Delivery President
35+ years experience

- ✓ ***Proven management team with demonstrated ability to integrate acquisitions and meet synergy targets***
- ✓ ***Extensive knowledge of engineering and construction services industry***
- ✓ ***Each member of IEA's highly effective executive management team has 20+ years of experience within the industry which helps to solidify deep customer relationships***
- ✓ ***Management team has been instrumental in shaping U.S. wind energy construction industry***
- ✓ ***High customer, vendor and OEM retention due to nested senior relationships, corporate transparency and responsiveness***
- ✓ ***Focused on maintaining best-in-class project controls and industry-leading safety performance***

Industry-Leading Safety Performance[1]



Industry Average = 1.0
EMR
1.2
1.0
0.8
0.6
0.4
0.2
0.0
0.82
0.82
0.66
0.51
'14
'15
'16
'17
EMR



TRIR Industry Average = 2.5
TRIR
3.0
2.0
1.0
0.0
0.3
3,000
8,000
6,000
4,000
2,000
Man Hours (000's)
'17 TRIR
'17 Man Hours

(1) Source: U.S. Department of Labor and U.S. Bureau of Labor Statistics (2015).

18

EBITDA ADJUSTMENTS

SUMMARY OF EBITDA ADJUSTMENTS ($ in thousands)

A. Discontinued Operations – in FY15, IEA began the process of winding down its Canadian operations. The operating results for Canadian operations have been reclassified as discontinued operations.

1. Diversification SG&A – reflects the costs, including recruiting, compensation and benefits for additional personnel, associated with IEA beginning to expand into electrical transmission work and corresponding services, which were historically subcontracted to third parties, U.S. utility scale solar and heavy civil infrastructure. These costs currently do not have a material amount of corresponding revenue, but management anticipates revenue beginning in FY18.
2. Credit Support Fees – reflect payments to Oaktree for its guarantee of certain borrowings, which do not continue post-combination.
3. Canadian Wind-down Bonus Expense – reflects an adjustment for bonus payments to IEA's executive leadership team made in FY16 as a result of the successful wind-down of IEA's Canadian solar operations.
4. Consulting Fees & Expenses – in 2014, 2015 and 2016, represents consulting fees and expenses related to the wind-down of IEA's Canadian operations and, in 2017, represents consulting and professional fees and expenses in connection with the Proposed Transaction contemplated by the Merger Agreement.
5. Non-cash Stock Compensation Expenses – represents non-cash stock compensation expense.
6. Full Year Impact of 2017 Capital Leasing Program – reflects the annualization of the EBITDA effects of the capital leasing program for cranes and yellow iron, which was implemented during 2017, consisting of (i) a $1.7 million positive adjustment due to the elimination of cost of goods sold attributable to operating lease payments, (ii) $1.6 million in reduction in cost of goods due to estimated operational efficiencies resulting from the program, and (iii) $1.4 million, representing a pro rata portion of the estimated gain due to estimated future residual value exceeding depreciated carrying value on the sale of the leased assets following the 48-month term of the lease.
7. Transaction costs – include legal, consulting, filing and other costs associated with the acquisition of IEA Energy Services by M III Acquisition Corporation and the subsequent public listing of IEA securities on the NASDAQ stock exchange.
8. Merger and Acquisition costs – include legal, consulting, travel and other costs associated with acquisition activity.
9. Settlement of Customer Project Dispute - related to a dispute regarding the $5.6 million in costs to be incurred to complete a project and the loss of revenue related to unbilled changed orders of $2.9 million for that specific project. The add back reflects the associated negative impact to gross margin. While IEA believed it had a strong legal position to support the charges, management determined that it was in the best interests of the Company to settle the dispute, retain the important customer relationship and secure the award of an additional wind energy project with the customer, which will be built in 2018.

	2016	2017	2018 Low Range[1]	2018 High Range[1]
Total Revenue	$602,655	$454,949	$685,000	$730,000
Net Income	$65,538	$16,525	$21,700	$25,200
A. Discontinued Operations	(1,087)	-	-	-
Net Income from Cont. Operations	$64,451	$16,525	$21,700	$25,200
Interest Expense, net	516	2,201	5,500	5,700
Depreciation & amortization	3,433	5,044	8,000	8,500
Taxes	(10,213)	13,863	6,300	7,100
EBITDA from Continuing Operations	$58,187	$37,633	$41,500	$46,500
% Margin	9.7%	8.3%	6.1%	6.4%
Adjustments				
1. Diversification SG&A	-	3,825	2,000	2,400
2. Credit Support Fees	2,340	1,535	230	230
3. Canadian Wind-down Bonus Expense	2,000	-	-	-
4. Consulting Fees & Expenses	1,015	4,799	370	970
5. Non-cash Stock Compensation Expenses	161	53	-	-
6. Full Year impact of 2017 Capital Leasing program	-	4,700	-	-
7. Transaction costs	-	-	8,400	8,400
8. Merger and Acquisition costs	-	-	3,000	3,000
9. Settlement of Customer Project Dispute	-	-	8,500	8,500
Total Adjustments	$5,516	$14,912	$22,500	$23,500
Adjusted EBITDA	$63,703	$52,545	$64,000	$70,000
% Margin	10.6%	11.5%	9.3%	9.6%
Adjustments				
10. Capital Lease Payments	3,049	1,671	8,000	8,000
11. Capital Expenditures	2,248	2,821	4,200	4,200
12. Interest Payments	2,221	1,189	5,500	5,700
13. Payments for income taxes	3,686	2,673	6,300	7,100
Total Adjustments	$11,204	$8,354	$24,000	$25,000
Adjusted Free Cash Flow[2]	$52,499	$44,191	$40,000	$45,000
% Conversion	82.4%	84.1%	62.5%	62.5%

(1) IEA management's 2018 low and high range for revenue, net income and adjusted EBITDA.
(2) Adjusted EBITDA Margin is defined as adjusted EBITDA divided by revenue.
(3) See slide 15 for definition of adjusted free cash flow.

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